UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 4, 2022
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
104 S. Michigan
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Completion of Acquisition or Disposition of Assets.
On November 4, 2022, Coeur Mining, Inc. (the “Company” or “Coeur”) closed on the previously announced sale of its wholly-owned subsidiary Coeur Sterling, Inc., a Nevada corporation (“Sterling”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated as of September 18, 2022, by and among the Company, AngloGold Ashanti (U.S.A.) Holdings Inc., a Delaware corporation (“Buyer”), AngloGold Ashanti USA Incorporated, a Delaware corporation (“Buyer Guarantor”), Sterling Intermediate Holdco, Inc., a Delaware corporation (“Seller”) and Sterling. The purchase price of the transaction payable to Seller, subject to customary purchase price adjustments as set forth in the Purchase Agreement, was approximately $150 million, in addition to the right to an additional payment of $50 million should Buyer, its affiliates or its successors report gold resources in the Sterling/Crown exploration property near Beatty, Nevada (including any in-situ ounces mined after the closing ) equal to or greater than 3,500,000 gold ounces, subject to certain additional terms and conditions detailed in the Purchase Agreement. Net proceeds received by Seller at closing was approximately $150.2 million in cash, which the Company intends to use to reduce debt.
The foregoing information is a summary of the transactions described above and, as such, is not complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on September 19, 2022, and is incorporated herein by reference.
Item 8.01. Other Events.
On November 4, 2022, the Company issued a press release announcing the closing of the transactions contemplated by the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated November 4, 2022, issued by Coeur Mining, Inc.
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: November 4, 2022	By: /s/ Thomas S. Whelan
Name: Thomas S. Whelan Title: Senior Vice President and Chief Financial Officer